UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2011

NN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)
(423) 743-9151
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the shareholders of NN, Inc. (the “Company”) was held on May 19, 2011. At the Annual Meeting, the following proposals were considered:

(1)	The election of two Class I directors to serve for a term of three years;

(2)	The approval of the Company’s 2011 Stock Incentive Plan;

(3)	An advisory resolution on the compensation of our named executive officers;

(4)	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; and

(5)	The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2011.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Two Class I directors were elected, and the aggregate votes cast for or withheld, and the broker non-votes were as follows:

Nominee	For	Withheld	Broker Non-Votes
G. Ronald Morris	11,392,766	1,068,326	2,147,970
Steven T. Warshaw	11,399,766	1,061,326	2,147,970

Proposal 2

The Company’s 2011 Stock Incentive Plan was approved, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
10,781,808	1,669,610	9,674	2,147,970

Proposal 3

The advisory resolution on the compensation of our named executive officers was approved, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
12,284,170	77,061	99,861	2,147,970

Proposal 4

The shareholders voted, by an advisory vote, to hold future advisory votes on the compensation of our names executive officers every year. The votes on this matter were as follows:

One Year	Two Years	Three Years	Abstentions
8,547,415	907,994	2,917,291	88,392

Proposal 5

The Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2011 was ratified, and the aggregate votes cast for or against and the abstentions, were as follows:

For	Against	Abstentions
14,148,802	452,876	7,384

Annual Frequency of Future Advisory Votes on Executive Compensation

Based on the voting results for Proposal 4 above for which shareholders approved to hold an annual advisory vote on the compensation of our named executive officers (“say on pay”), the Board has elected at this time to hold future say on pay advisory votes on an annual basis, until the next shareholder vote on say on pay frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2011

NN, Inc.

By: /s/ William C. Kelly, Jr.
William C. Kelly, Jr.
Vice President and Chief
Administrative Officer